                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                          ___________________________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        September 5, 2000
                                                --------------------------------

                            Standard Pacific Corp.
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              (Exact name of registrant as specified in charter)

           Delaware                    1-4785                    86-0077724
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(State or other jurisdiction   (Commission file number)        (IRS employer
      of incorporation)                                     identification no.)

15326 Alton Parkway, Irvine, California                     92618
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(Address of principal executive offices)                  (Zip code)

Registrant's telephone number, including area code         (949) 789-1600
                                                  ------------------------------

                                Not applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     In September, 1998, Standard Pacific Corp. (the "Company") filed, pursuant to Rule 415 under the Securities Act of 1933, as amended, a registration statement on Form S-3 (File No. 333-64719), which was declared effective (as amended by Post-Effective Amendment No. 1) on October 23, 1998. On September 7, 2000, the Company filed a Prospectus Supplement, dated September 5, 2000, and accompanying Prospectus, dated October 23, 1998, relating to the offering of $125,000,000 principal amount of the Company's 9- 1/2% Senior Notes due 2010 (the "Notes"). In this connection, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Exhibits."

Item 7.  Exhibits.

         (c) Exhibits:

         The following exhibits are filed with this report on Form 8-K:

Exhibit No.                              Description
-----------                              -----------
    1.1         Underwriting Agreement, dated September 5, 2000, by and among the Company and the underwriters listed on the first page
                thereof with respect to the issuance and sale of the Notes.

    4.1 Second Supplemental Indenture, dated as of September 5, 2000, by and between the Company and Bank One Trust Company, N.A., as Trustee, with Form of Note attached.

    5.1 Opinion Letter of Gibson, Dunn & Crutcher LLP regarding the validity of the Notes.

   12.1         Statement re Computation of Ratio of Earnings to Fixed Charges.

   23.1         Consent of Gibson Dunn & Crutcher LLP (included as part of
                Exhibit 5.1).

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 7, 2000

                              STANDARD PACIFIC CORP.

                              By: /s/ Clay A. Halvorsen
                                 __________________________________
                                  Clay A. Halvorsen
                                  Vice President, General Counsel
                                    and Secretary

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EXHIBIT INDEX
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
Exhibit No.                              Description
-----------                              -----------
    1.1         Underwriting Agreement, dated September 5, 2000, by and among the Company and the underwriters listed on the first page
                thereof with respect to the issuance and sale of the Notes.

    4.1 Second Supplemental Indenture, dated as of September 5, 2000, by and between the Company and Bank One Trust Company, N.A., as Trustee, with Form of Note attached.

    5.1 Opinion Letter of Gibson, Dunn & Crutcher LLP regarding the validity of the Notes.

   12.1         Statement re Computation of Ratio of Earnings to Fixed Charges.

   23.1         Consent of Gibson Dunn & Crutcher LLP (included as part of
                Exhibit 5.1).

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